Exhibit 99.1

Media Contact: Amanda Keane

Email: akeane@webershandwick.com

Phone: 617-520-7260

QlikTech Unveils Roadmap to Next Generation Business Discovery Platform

to Replace Traditional Business Intelligence

Natural AnalyticsTM delivers actionable intelligence organizations now require

Radnor, PA – September 25, 2013 – QlikTech, (NASDAQ: QLIK), a leader in user-driven Business Intelligence (BI), today announced the company’s strategic roadmap to once again disrupt the BI industry with its next-generation platform to enable better decision making. QlikView.Next is designed to expand on QlikTech’s focus of filling the gap between visualization or dashboard solutions and complex BI platforms tied to report-centric ways of doing business. As Business Discovery is being adopted as an alternative BI platform, QlikView.Next will give users the immediate insights they need and IT professionals the enterprise manageability and governance they require. Fundamental to making next-generation BI accessible and useful for a broad range of users is QlikView’s Natural Analytics™ approach, which taps into the natural human ability to process complex information. It supports the way human curiosity naturally searches, filters, questions, and finds associations in data to find meaning in information – more easily revealing insights and enabling decisions in the process.

“Customers want to move from passively receiving reports to actively participating in analysis. These evolving requirements lead them to replace traditional BI with QlikView to put knowledge in the hands of those making decisions, increasing competitive agility and creating demand for Business Discovery as their core platform,” says Anthony Deighton, CTO and senior vice president, Products at QlikTech. “We built the category for user-driven, self-service BI and now we continue to expand the market by creating an extensible platform that companies can consider the centerpiece of their actionable intelligence strategy.”

Natural Analytics Taps into Human Instinct for Processing Information

QlikView.Next’s key value as an alternative BI platform is in its use of Natural Analytics which places data into the natural flow of how people think as they make decisions. Natural Analytics enables anyone to explore complex data, making and sharing discoveries using natural human abilities. It enables people to:

Discover through Association & Comparison: Supporting natural human curiosity, Natural Analytics helps people progress from a single data point to make connections to other data points. It intuitively guides users toward the answers they’re looking for, while uncovering new and unanticipated data relationships. Users easily see connections or uncover disconnects or surprises.

Decide through Collaboration & Data Dialogs™: People can engage in interactive, live discussions around data and decision paths instead of static data or predetermined decision paths. These Data Dialogs help create consensus as multiple people make, mark and share discoveries and work together through collaborative sessions. In this way, Natural Analytics enables truly social BI.

Do through Persuasion & Action: Natural Analytics enables people to easily show the data relationships behind their conclusions, and to interactively explore contrary points of view in the data as decisions are considered. There is no longer a need to “take a discussion off-line” to allow time for new reports or visualizations to be developed, because questions can be answered and answers validated immediately in a discussion or presentation.

The Road to QlikView.Next

QlikView.Next goes beyond feature upgrades to deliver a newly envisioned platform with the powerful QlikView associative search engine at its core. To enable a smooth transition to this next generation in customer deployments, the QlikView.Next Limited Availability, GA-quality release will be used by early adopter customers in a production environment in 2013. QlikTech will work closely with these customers to experience this next-generation platform in production before making it generally available in 2014.

With more than 29,000 customers around the world using QlikView and organizations recognizing every day that QlikView is the best fit for their future BI strategy, QlikTech is taking a strategic phased approach to roll out QlikView.Next. QlikView 11 customers will be supported for at least three years after QlikView.Next’s general availability. This gives customers the flexibility to transition at their own pace to QlikView.Next in alignment with their business goals.

New Product Delivery Cycle Delivers Flexibility for Customers

In addition to introducing a new platform, QlikTech is introducing a significant change to how it ships software. Customers transitioning to the QlikView.Next platform will benefit from its iterative new product release cadence. Customers choosing a BI platform generally balance between two choices: the need for mission critical, enterprise-class stability and predictability and the desire to continuously adopt new functionality for advantage. QlikView.Next will ship on a new release cadence to suit both of these often contradictory requirements. Customers with lengthy internal processes or other enterprise requirements can select a major upgrade annually. Customers who like to see new functionality more frequently can enjoy three feature upgrades a year.

Services for the Future of BI

To support customers’ path to progressively optimize how they use data more strategically, QlikTech has developed an ecosystem of people, services, and technology. This Qlik Customer Success FrameworkTM surrounds the QlikView Business Discovery platform to optimize effectiveness and accelerate time to value. This can optimize each customer’s journey, starting with foundational system design and progressing through application development, enterprise integration, education and adoption, and ongoing support.

About QlikTech

QlikTech (NASDAQ: QLIK) reveals meaning in data so people can act on it. The QlikView Business Discovery software platform and Qlik Customer Success Framework provide the people, technology and services to help organizations progressively optimize how they use data as a strategic resource. QlikView uses Natural AnalyticsTM to support the way our human curiosity naturally searches and processes information, revealing insights and enabling decisions in the process. From small businesses to the largest global enterprises, QlikView gives users the immediate insights they need and IT professionals the enterprise manageability and governance they require. Headquartered in Radnor, Pennsylvania, QlikTech has offices around the world serving approximately 29,000 customers in over 100 countries.

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Safe Harbor for Forward-Looking Statements

This press release contains forward-looking statements, including, but not limited to, statements regarding the value and effectiveness of QlikTech’s products, including QlikView.Next, the introduction and timing of product enhancements or additional products and QlikTech’s growth, expansion and market leadership, that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause QlikTech’s results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plan,” “expects,” “focus,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “will,” “might,” “momentum,” “could,” “seek,” and similar words. QlikTech intends all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: risks and uncertainties inherent in our business; our ability to attract new customers and retain existing customers; our ability to effectively sell, service and support our products; our ability to manage our international operations; our ability to compete effectively; our ability to develop and introduce new products and add-ons or enhancements to existing products; our ability to continue to promote and maintain our brand in a cost-effective manner; our ability to manage growth; our ability to attract and retain key personnel; currency fluctuations that affect our revenues and costs; our ability to successfully integrate acquisitions into our business; the scope and validity of intellectual property rights applicable to our products; adverse economic conditions in general and adverse economic conditions specifically affecting the markets in which we operate; and other risks more fully described in QlikTech’s publicly available filings with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent QlikTech’s views as of the date of this press release. This press release is intended to outline our general product direction and should not be relied on in making a purchase decision, as the development, release, and timing of any features or functionality described for our products remains at our sole discretion. QlikTech anticipates that subsequent events and developments will cause its views to change. QlikTech undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing QlikTech’s views as of any date subsequent to the date of this press release.

Qlik™, QlikView™, QlikTech™, QlikView.Next, Data Dialogs™, Natural Analytics™, Qlik Customer Success Framework™ and the QlikTech logo are trademarks of QlikTech International AB which have been registered in multiple countries. Other marks and logos mentioned are the trademarks of their respective owners.